UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/07/2005

First State Bancorporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-12487

New Mexico	85-0366665
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

7900 Jefferson NE
Albuquerque, NM 87109
(Address of Principal Executive Offices, Including Zip Code)

505-241-7500
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On September 2, 2005, First State Bancorporation, a New Mexico corporation, New Mexico Financial Corporation, a New Mexico corporation ("NMFC") and Ranchers Banks, a New Mexico state chartered bank and a wholly owned subsidiary of NMFC, entered into an Agreement and Plan of Merger. A copy of a press release issued by NMFC on September 7, 2005 is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.
      Exhibit 99.1 New Mexico Financial Corporation press release dated September 7, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

First State Bancorporation

Date: September 08, 2005.	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	New Mexico Financial Corporation Press Release dated September 8, 2005